BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

(the “Fund”)

Supplement dated December 2, 2016 to

the Summary Prospectuses of the Fund, each dated October 28, 2016

Effective immediately, Walter O’Connor, CFA and Michael Kalinoski, CFA are the portfolio managers of the Fund, and the following changes are made to the Fund’s Summary Prospectuses:

The section of each Summary Prospectus entitled “Key Facts About BlackRock National Municipal Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Walter O’Connor, CFA	1996	Managing Director of BlackRock, Inc.
Michael Kalinoski, CFA	2016	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-MBFN-1216SUP